EXHIBIT A

                            NEROX HOLDING CORPORATION
                              A NEVADA CORPORATION


                                    NOTICE OF
                      SPECIAL MEETING OF BOARD OF DIRECTORS


     I, Jack Utter Cassin, Chairman of the Board of Nerox Holding Corporation, a Nevada Corporation, do hereby give notice of the time, place and purposes of the Board of Directors of this Corporation; do hereby fix the director's meeting by telephonic communication on May 11, 1998, 1:30, P.M., at 18400 Von Karman, Ste 600, Irvine California 92612-1514, for consideration of and action upon the following matters:

          1. To authorize Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, May 6, 1998, which authorized the total 2,500,000 shares of common stock issued at $.02 par value per share.

          2. Article Four shall be amended increasing the authorized shares to 12,000,000 common stock at $.004167 par value per share.


          4.   And any other relevant business.

Dated: May 11, 1998

                                          By:  /s/ Jack Utter
                                          -----------------------------------
                                          Jack Utter
                                          President and Chairman of the Board

                            NEROX HOLDING CORPORATION

                      MINUTES OF THE SPECIAL MEETING OF THE
                               BOARD OF DIRECTORS

                                 TIME AND PLACE

          The special meeting of the Board of Directors of Nerox Holding Corporation, a Nevada Corporation was held on May 11, 1998, at the hour of 1:30 P.M., the time and place as referenced in the Notice of Special Meeting of Board of Directors, signed by Jack Utter, Chairman of the Board of the corporation.

MEMBERS OF THE BOARD OF DIRECTORS PRESENT

          The following directors of the corporation constituting a majority of the members of the Board of Directors were present at the meeting: Jack Utter, Esq.

CHAIRMAN AND SECRETARY

          Jack Utter presided as Chairman of the Board and Raleigh Utter acted as Secretary and kept the minutes thereof.

     The chairman announced the purpose of the meeting was as follows:

          1. To authorize Amendment of the Articles of Incorporation, Article Four, which will supersede the Amendment of the Articles of Incorporation filed with the Secretary of State, May 6, 1998, which authorized the total 2,500,000 shares of common stock issued at $.02 par value per share.

          2. Article Four shall be amended reducing the authorized shares to 12,000,000 common stock at $.004167 par value per share.

         3. And any other relevant business.

     Thereupon, after discussion, on motion duly made and seconded the following resolutions were unanimously adopted:

                BOARD OF DIRECTOR'S RESOLUTION AMENDING ARTICLES
                       TO EFFECT OR REVERSE A STOCK SPLIT

     WHEREAS, the authorized number of shares of this Corporation, as amended in the Articles of Incorporation (filed with the Secretary of State May 6, 1998), was 2,500,000; and

     WHEREAS, it is in the best interest of Nerox to effectuate a stock split;

         RESOLVED, that Article Four of the Articles of Incorporation of Nerox Holding Corporation is hereby amended, and to supersede the previous, May 6, 1998 Amendment, to read in full as follows:

         ARTICLE FOUR

     The total number of voting common stock authorized that may be issued by the corporation is 12,000,000 shares of common stock having $.004167 par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

         RESOLVED FURTHER, that by approval of the foregoing amendments of the Articles of Incorporation by the vote or written consent of the Board of Directors, Certificate of Amendment shall be executed, verified by the President and Secretary of the Corporation, and forwarded to the Secretary of State for filing.

          ADJOURNMENT

          There being no further business, on motion duly made and seconded, and no objection being made, the chairman declared the meeting adjourned.

Dated: May 11, 1998

                                          /s/ JACK UTTER
                                          ---------------------------------
                                          Jack Utter, Chairman of the Board
                                          And President